NUMBER

SHARES

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# NRG

## NRG ENERGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 629377 50 8

*THIS CERTIFIES THAT*

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*is the owner of*

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

**NRG ENERGY, INC.**

*NRG Energy, Inc. transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation, and all Amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.*

*WITNESS the facsimile seal of the Corporation and the facsimile signatures of is duly authorized officers.*

*Dated:*

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PRESIDENT AND CHIEF EXECUTIVE OFFICER

NRG Energy, Inc. CORPORATE SEAL DELAWARE

VICE PRESIDENT AND TREASURER

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT
AND REGISTRAR
AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

## NRG ENERGY, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such request should be addressed to the Secretary of NRG Energy, Inc. or to the Transfer Agent named on the face of this Certificate.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | |
|---|---|
| TEN COM – as tenants in common | UTMA – ______ Custodian ______ (Cust) (Minor) |
| TEN ENT – as tenants by entireties | under Uniform Transfer to Minors |
| JT TEN – as joint tenants with right of survivorship and not as tenants in common | Act ____________ (State) |

Additional abbreviations may also be used though not in the above list.

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*For value received _____ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________

________________________________________ *Shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ____________________ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated* ____________________

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.